UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 26, 1999


                      Orlando Predators Entertainment, Inc.
               ---------------------------------------------------
              (Exact name of registrant as specified in it charter)


      Florida                      001-13217                   91-1796903
----------------------------       ----------             ----------------------
(State or other jurisdiction      (Commission                (I.R.S. Employer
of incorporation)                 File Number)            Identification Number)


                               20 N. Orange Avenue
                                    Suite 101
                                Orlando, FL 32801
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (407) 648-4444


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

Effective January 26, 1999, Brett L. Bouchy joined Orlando Predators Entertainment, Inc. in the capacities of President and Chief Executive Officer of the Company, pursuant to a 35 month employment agreement ("Agreement"), which calls for an annual salary of $50,000, options to purchase 950,000 shares of common stock at $4.4375 per share. Bouchy additionally has options to purchase 67,080 shares of common stock at $4.75 per share he received in an previous employment agreement with the Company whereby he served as a Business Strategist. Bouchy is also a Director of the Company.

Item 7.  Financial Statements and Exhibits

     (c.)

     10.11 Employment Agreement dated January 26, 1999 between the Registrant and Brett L. Bouchy.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Orlando Predators Entertainment, Inc.
                                            (Registrant)

                                  By: /s/ William G. Meris
                                      ------------------------------------------
                                      William G. Meris, Chairman of the Board

Dated:  February 9, 1999